UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2015

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of Baker Hughes Incorporated (the "Company") was held on May 14, 2015 (the "Annual Meeting") to (i) elect thirteen members to the Board of Directors to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, and (iii) ratify Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2015. Each of the directors nominated were elected and each of the proposals voted upon were approved.

As of March 18, 2015, the record date, there were 434,564,410 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting and 377,430,760 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the majority of votes cast with respect to the election of each director is required for the approval of such director. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the advisory vote related to the Company's executive compensation program and for the approval of the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2015.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
Larry D. Brady	344,090,195	2,211,568	588,568	30,540,429
Gregory D. Brenneman	337,133,015	9,272,911	484,405	30,540,429
Clarence P. Cazalot, Jr.	335,135,909	10,706,744	1,047,678	30,540,429
Martin S. Craighead	336,839,146	8,223,193	1,827,992	30,540,429
William H. Easter III	337,971,379	8,430,525	488,427	30,540,429
Lynn L. Elsenhans	345,099,946	1,300,278	490,107	30,540,429
Anthony G. Fernandes	334,768,777	11,073,035	1,048,519	30,540,429
Claire W. Gargalli	333,847,281	11,994,316	1,048,734	30,540,429
Pierre H. Jungels	336,775,347	9,523,677	591,307	30,540,429
James A. Lash	341,247,500	4,593,220	1,049,611	30,540,429
J. Larry Nichols	338,804,125	7,037,515	1,048,691	30,540,429

Name	Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
James W. Stewart	344,388,943	1,456,555	1,044,833	30,540,429
Charles L. Watson	340,673,361	5,150,848	1,066,122	30,540,429

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
327,281,097	18,378,389	1,230,845	30,540,259

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2015 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
373,937,517	2,802,163	691,080	—
Item 8.01 Other Events.

On May 14, 2015, the Board of Directors elected Martin S.Craighead as Chairman of the Board of Directors and J. Larry Nichols as Lead Director. The Board of Directors also approved the following committee assignments.

Audit/Ethics Committee	Compensation Committee	Executive Committee	Finance Committee	Governance and HS&E Committee
Larry D. Brady	Gregory D. Brenneman	Clarence P. Cazalot, Jr.	William H. Easter III	Lynn L. Elsenhans
Gregory D. Brenneman	Clarence P. Cazalot, Jr.	Martin S. Craighead *	Lynn L. Elsenhans *	Anthony G. Fernandes
Clarence P. Cazalot, Jr.	William H. Easter III	J. Larry Nichols	Pierre H. Jungels	James A. Lash
James A. Lash *	Anthony G. Fernandes *	James W. Stewart	James W. Stewart	J. Larry Nichols *

Audit/Ethics Committee	Compensation Committee	Executive Committee	Finance Committee	Governance and HS&E Committee
J. Larry Nichols	Claire W. Gargalli	Charles L. Watson	Charles L. Watson
Pierre H. Jungels
 * Denotes Chair

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: May 15, 2015	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary